CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
GT GLOBAL
WORLDWIDE
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
President............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Portfolio   holdings'
and  views   of   the
Funds' managers
described   in   this
annual report are  as
of  the  date  of the
interview, unless
otherwise noted,  and
are subject to
change.

GT GLOBAL WORLDWIDE GROWTH FUND
MESSAGE FROM THE PRESIDENT

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the GT Global Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, 1996, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entity is now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities--represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Global Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,

/s/WILLIAM J. GUILFOYLE

William J. Guilfoyle
President
GT Global Mutual Funds

INVESTMENT OBJECTIVE
The GT Global
Worldwide Growth
Fund seeks long-term
growth of capital by
investing primarily in
equity securities of
companies in markets
around the world.

GT GLOBAL WORLDWIDE GROWTH FUND
PERFORMANCE SUMMARY

                     GT GLOBAL
                     WORLDWIDE
                    GROWTH FUND               MSCI World
                      CLASS A                   Index


6/9/87                  9525                    10000
                        9886.95                  9718.05
                       10448.99                   913.93
                       10896.6                  10501.7
                       11058.5                  10320.5
                        7858.13                  8569.81
                        7762.88                  8363.01
                        8420.1                   8726.96
                        8524.88                  8941.58
                        9058.28                  9462.19
                        9086.85                  9749.67
                        9458.33                  9874.44
                        9315.45                  9678.91
                        9401.18                  9667.25
                        9439.28                  9850.79
                        8943.98                  9311.34
                        9010.65                  9708.1
                        9391.65                 10356
                        9610.73                 10718.4
                        9793.71                 10817.1
                       10361.3                  11210.3
                       10419                    11141.6
                       10717.3                  11072
                       11179.1                  11329.4
                       11304.1                  11053.4
                       11207.9                  10930.6
                       12044.9                  12167.6
                       12266.2                  11875
                       12564.4                  12212.2
                       12044.9                  11806.9
                       12516.3                  12280.2
                       13475.1                  12677
                       13099.4                  12087
                       12862.1                  11570.7
                       12970.9                  10873.9
                       12644.6                  10719.2
                       13722.2                  11850
                       13840.9                  11767.5
                       14246.2                  11876.8
                       12624.9                  10767
                       11458.3                   9633.69
                       11863.6                  10535
                       11834                    10364
                       11786.1                  10583
                       12134.8                  10972.1
                       12971.7                  11989.8
                       13230.7                  11638.3
                       13230.7                  11731.2
                       13768.7                  11999
                       13141                    11260.2
                       13888.3                  11793.9
                       13958                    11758.4
                       13997.9                  12068.8
                       14087.5                  12266.5
                       13420                    11734.1
                       14173.5                  12590.4
                       14223.9                  12359.4
3/31/92                14616.8                  12148.2
                       14304.5                  11578
                       14576.5                  11741.4
                       15029.8                  12210.6
                       14566.4                  11803.8
                       14415.3                  11836.1
                       14133.2                  12126.1
                       13720.2                  12017.2
                       14032.5                  11693.9
                       14274.3                  11905.3
                       14637.1                  12003.7
                       14970.9                  12046
                       15031.6                  12333.6
                       15790.3                  13050.9
                       15881.3                  13658.1
                       16488.2                  13975.2
                       16306.2                  13860.2
                       16720.9                  14147.9
                       17671.8                  14798.8
                       17621.2                  14527.7
                       18086.5                  14930.4
                       17236.8                  14088.2
                       18671.8                  14780
                       19601.6                  15757.2
                       18896.2                  15555.9
                       17774                    14887.8
                       18116                    15350.7
                       18019.8                  15392.8
                       17667.1                  15352.8
                       18126.7                  15647.4
                       19024.5                  16121.3
                       18564.9                  15700.5
                       18629                    16150
                       17870.2                  15452.4
                       17429.8                  15605
                       16285                    15373.6
                       16116.7                  15600.7
                       16228.9                  16355.8
                       16958.4                  16929.1
                       17126.8                  17077.1
                       17732.8                  17075.2
                       18877.6                  17932.9
                       18877.6                  17536.6
                       19416.3                  18050.8
                       19023.5                  17769.9
                       19203.1                  18390.3
                       19387.5                  18931.4
                       19687.2                  19277.2
                       19583.5                  19398.2
                       19929.3                  19724.5
                       20275.1                  20191.9
                       20194.4                  20213
                       20252                    20318.8
                       19468.2                  19604.5
                       20056.1                  19833.5
                       20494.1                  20613.8
                       20551.7                  20761.4
                       21358.6                  21928.5
12/31/96               21505.5                  21581.1

The chart above shows the performance of the GT Global Worldwide Growth Fund, Class A shares, since the Fund's inception versus the MSCI World Index. This represents a cumulative return of 115.06% and an average annual total return of 8.34% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 invest-ment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $12,934 on December 31, 1996. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,630 on December 31, 1996.


AVERAGE ANNUAL TOTAL RETURNS%(1)
DECEMBER 31, 1996


Share Class       Without Sales Charge(2)               With Sales Charge
                1-Year  5-Year  Life of Fund       1-Year  5-Year  Life of Fund
Class A(3)       10.92    8.70    8.89               5.66    7.64    8.34
Class B(3)       10.16     N/A    7.76               5.24     N/A    7.10
Advisor Class(4) 11.31     N/A   15.86                N/A     N/A     N/A



HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


            1987       1988       1989       1990       1991       1992       1993       1994       1995       1996
Class A     -11.60(3)   16.31      37.59     -12.53      20.26      3.27       27.56     -6.65       11.23      10.92
Class B        N/A        N/A        N/A        N/A        N/A       N/A       17.29(3)  -7.32       10.52      10.16


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) This performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3) The Fund began operations on June 9, 1987; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH INTERNATIONAL CHIEF INVESTMENT OFFICER JANUARY, 1997
ROGER YATES

Q HOW DID THE FUND PERFORM?
A The Fund's total return for the 12 months ended December 31, 1996, for Class A shares was 10.92% (5.66% including the effect of the maximum 4.75% sales charge). Total return for Class B shares was 10.16% (5.24% including the effect of the maximum 5% contingent deferred sales charge). Total return for the Morgan Stanley Capital International (MSCI) World Index(5) over the same period was 14.00%.

Q WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE OVER THE 12 MONTHS?
A While the Fund benefited from being overweighted in Europe and underweighted in Japan relative to the index, its performance was adversely affected by being overweighted in emerging Asian markets, where the index has no exposure, and underweighted in the U.S.

We continued to feel the U.S. was looking expensive, having experienced a bull market for quite some time, and took the opportunity to shift into more defensive stocks. While this cost us some in the short term, we believe they will stand as good investments should a market correction occur.

Q HOW WOULD YOU CHARACTERIZE THE U.S. MARKET OVER THE PERIOD?
A The U.S. equity market forged ahead to new highs, undaunted by Federal Reserve Chairman Alan Greenspan's cautionary statements in early December, ending the year with a 23% gain as measured by the S&P 500. Foundation for the strong advance was what many have referred to as a "Goldilocks" economy--one that grows fast enough to allow good gains in corporate profits, but not so fast as to force the Federal Reserve to raise interest rates to tighten monetary policy. Despite a sharp, but brief, midyear correction and periodic fears of a hike in interest rates by the Federal Reserve, the market enjoyed a year of moderation in most key economic variables. As well, the Fed's stable monetary posture and the balanced results of the November elections enhanced investor confidence in the financial markets.

Q HOW IS CORPORATE REFORM TAKING ROOT IN EUROPE?
A Corporate reform has been among the factors responsible for the strength of continental European stock markets over the last two years. Leading companies in countries such as France and Germany have restructured to increase returns to shareholders. This reform has involved divestiture of non-core operations, reduction in staffing levels, introduction of schemes to provide management incentives, and easing of legal restrictions on hostile takeovers and share buybacks. We believe this fundamental shift in corporate culture represents a major opportunity for global investors. Moreover, we view the development of many service industries, such as management consulting and temporary labor, as another area of opportunity.

Q COULD YOU DESCRIBE THE GENERAL ECONOMIC AND FINANCIAL ENVIRONMENT IN JAPAN? A The transitional period Japan entered into in the early 1990s continued in 1996, with sluggish economic growth and deflation persisting throughout the year. Japanese banks have yet to overcome the bad debt crisis fueled by a collapse in property and stock prices. The fragile financial system has not only depressed consumer confidence, but could also worsen as declining share prices erode the value of banks' stock portfolios. This is problematic as these portfolios provide a means of writing off bad loans and keeping capital adequacy rates up to international standards.

In addition, businesses have had difficulties coping with slow growth, and company profits have proved unsustainable with the drop-off in consumer demand in the second half of the year. Meanwhile, although a weaker yen has been a boon for exports, it's becoming less of a positive factor as many companies have moved production overseas in recent years. Moreover, we expect the weakening yen will damage profit margins, apart from the exporters, as input costs rise in a deflationary environment.

                                                              CONTINUED P.4

(5) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on major world stock exchanges--the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE INTERNATIONAL CIO CONTINUED

Q WHAT ACCOUNTS FOR YOUR DECISION TO INCREASE THE FUND'S EXPOSURE TO THE UK? A Britain is second only to the U.S. as a home to major corporations that can exploit worldwide mega-trends and the growth of demand in emerging markets. Furthermore, we view the strength of the UK economy and the probability of a further rise in sterling as positives. Despite concerns over political risk in the run-up to the 1997 general election, we see no need for pessimism. FTSE 100 stocks look set to achieve 9%-10% growth in dividend per share, and small and medium-sized companies appear to offer even better value.

The consumer-led recovery augurs well for small companies, which are priced on the same multiples as large firms, even though most forecasters suggest the outlook for both is equally bright. In 1987-88, small companies were trading at a 30% premium to large companies. We believe particular industries such as media, publishing and building materials also offer opportunities through restructuring.

Q WHAT HAS DRIVEN THE PERFORMANCE OF THE HONG KONG MARKET?
A The Hong Kong market was driven by a recovery in the property market and growing optimism about the Chinese business cycle. At the sector level, "red chips" (companies managed in Hong Kong but with substantial business operations in China) enjoyed a period of especially strong performance. Moreover, speculation about potential asset injection and spin-offs helped add momentum to companies with Chinese provincial or ministerial parentage.

The Hong Kong market is also optimistic that the transition back to China will be smooth and that prosperity will be maintained, although, there is, of course, the potential for market volatility with the handover.

Q HOW HAVE THE FUND'S OTHER ASIAN HOLDINGS FARED?
A Korea led the underperformers and continued to disappoint investors. The MSCI Korea Index slid another 20% in the last quarter of the year on deteriorating economic fundamentals, increasing stock supply and political problems. The Thai market also underperformed other regional markets as the economy weakened and the poor earnings outlook continued. Worries over banking and finance companies' bad loans were also a factor. Finally, Singapore's GDP growth in 1996 was adversely affected by a slowdown in the electronics cycle, and the market ended on a down note.

Q THE FUND HOLDS A BIT IN LATIN AMERICA. HAVE THESE ECONOMIES RECOVERED FROM THE MEXICAN PESO CRISIS?

A The latest statistics confirm that an investment-led recovery in the Mexican economy is well underway. Consequently, we remain fairly optimistic about its stock market. Real wages, which have been falling for more than two years, are likely, in our opinion, to begin recovering this year, boosting domestic demand and consumption stocks. With respect to the Fund's other position in Latin America, Brazil, we think privatization and economic reform could well be rewarding themes for investors in 1997. However, we remain cautious on the longer-term prospects. In the absence of a substantial jump in exports, we believe Brazil is likely to face an external financing constraint over the next year or two, and the government's fiscal deficit has yet to be seriously addressed.

Q WHAT IS YOUR GLOBAL OUTLOOK GOING FORWARD?
A Our outlook for global financial markets remains favorable as global disinflation continues to underpin equity and bond markets.

We believe the U.S. stock market still has scope to provide reasonable returns. U.S. corporate profits are still growing faster than GDP, partly because U.S. corporations as a group derive a significant portion of their earnings from overseas (roughly a third of the earnings of the companies in the S&P 500 Index are sourced from outside the U.S.). Also, American businesses are continuing to increase productivity. Many American companies are preeminent in their respective fields worldwide. However, rising unit labor costs and, for many companies, falling pricing power within the domestic market, suggest earnings growth may slow in some sectors.

Our outlook for the UK and European stock markets is more promising than for the U.S. Price/earnings and price/cash flow ratios are 25%-40% lower than those of American stocks. After two years of interest rate reductions, growth in most European economies should accelerate. Other factors, such as German tax
                                                               CONTINUED P.5

INTERVIEW WITH THE INTERNATIONAL CIO CONTINUED


cuts at the beginning of the year, should also be beneficial. World class corporations that can exploit global growth themes can be found in the UK and on the continent.

Meanwhile, we believe European exporters should receive a boost from further falls in the continental currencies against the U.S. dollar and sterling over the next 18 months or so. And, at long last, managers in France, Germany, Switzerland and Italy are beginning to focus on adding value for shareholders, and the resulting corporate restructuring is providing investors with exciting opportunities.

While our outlook for Hong Kong following the transfer of sovereignty is promising, we may see some consolidation in the first quarter of 1997. Over the longer term, the territory's political transition provides the Chinese government with strong incentive to promote a positive economic environment in southern China. Even without the end of British rule of Hong Kong, the prognosis for China itself would have been good. Inflation has fallen from about 30% to below 10%, giving the Chinese government another opportunity to promote economic growth--good news for many Hong Kong-based companies.

Conversely, our outlook for the Japanese stock market remains bleak, underscored by the continued importance of careful sector and stock selection. Real economic growth is low; nominal growth is lower. Many companies are continuing to find their margins under pressure. Moreover, Japanese big businesses are, for the most part, way behind their counterparts elsewhere in embracing the need for restructuring.

In this environment, we are focusing exclusively on companies that have dominant positions in the few segments of the economy with the capacity to grow strongly. Examples include certain retailers and cellular telephone service providers (that are taking advantage of deregulation) and companies that specialize in products for the rising aging population.

Finally, in emerging Asia we believe the era of rapid economic growth is not yet over. However, there is a much greater need for a more selective approach than was the case in the late 1980s. The acceleration of the Chinese economy is important for the entire region.

ABOUT THE PORTFOLIO MANAGERS

ROGER YATES - Chief Investment Officer, International Equities for Chancellor LGT Asset Management. Previously, Mr. Yates was an Investment Manager at Morgan Grenfell and Director of their UK pension fund business. Prior to that, he worked for LGT Asset Managment (London) for seven years, and was appointed a director in 1986 and Chief Investment Officer for unit trusts in 1987. In 1994, he rejoined LGT as Chief Investment Officer, United Kingdom and Europe, a position he held until his promotion. Mr. Yates received a bachelor's degree from Oxford University and completed post graduate research at Reading University.

JOHN NADELL - Portfolio Manager for Chancellor LGT Asset Management; Investment Analyst since 1994. Previously, Mr. Nadell was an Analyst at Pacific Equity Management from 1990-1994. He received his B.A. from Claremont McKenna College.

SORAYA M. BETTERTON - Portfolio Manager for Chancellor LGT Asset Management since 1986; Investment Analyst since 1984. Ms. Betterton received her B.A. from Oxford University.

GEOGRAPHIC ALLOCATION OF NET ASSETS %

                             1996                1995
                         December 31          December 31

Australia                    3.0                  N/A
Belgium                      N/A                  0.7
Brazil                       1.2                  N/A
Finland                      N/A                  0.8
France                       4.1                  4.9
Germany                      4.2                  2.0
Hong Kong                    4.3                  2.7
India                        N/A                  0.7
Italy                        2.7                  2.1
Japan                        8.2                 15.5
Korea                        0.8                  2.3
Mexico                       1.2                  N/A
Netherlands                  3.5                  4.6
New Zealand                  3.6                  N/A
Norway                       0.6                  0.7
Portugal                     1.2                  N/A
Singapore                    2.9                  1.9
Spain                        2.5                  2.1
Sweden                       2.2                  2.8
Switzerland                  3.4                  3.2
Thailand                     1.3                  3.4
UK                          15.4                 12.5
U.S. & Other                33.7                 36.7
Venezuela                    N/A                  0.4

Allocations will change based on current market conditions.

SECTOR ALLOCATION OF NET ASSETS %
DECEMBER 31, 1996

Services                    19.4
Finance                     16.2
Health Care                 10.2
Consumer Non-Durables        7.7
Materials/Basic Industry     7.6
Capital Goods                7.0
Multi-Industry/Misc.         6.5
Technology                   5.6
Energy                       5.5
Consumer Durables            4.4
Short Term & Other           9.9



GT GLOBAL WORLDWIDE GROWTH FUND                                                                              % of
KEY PORTFOLIO HOLDINGS(6)                                                                Country          Net Assets



SOLA INTERNATIONAL, INC. Designs, manufactures and distributes eyeglass                     U.S.             2.7
lenses, focusing mainly on the plastic lens segment of the global lens market. The company's lenses, which are sold under the Spectralite, VIP Gold,
XL Gold, UltraGard and PermaGard Plus names, are manufactured in North
America, Europe, Australia, Asia and South America.

SUNBEAM-OSTER CO., INC. A consumer products company that designs,                           U.S.             2.6
manufactures and markets a diverse portfolio of outdoor and household brand name products. The company's Sunbeam and Oster brands are sold worldwide.

EASTMAN KODAK CO. Develops, manufactures and markets consumer and commercial                U.S.             2.3
imaging products. The company's products and services are offered worldwide.

INTEL CORPORATION Designs, manufactures and sells microcomputer components                  U.S.             2.2
and related products worldwide. The company's products include microprocessors, embedded products, memory chips, computer modules, and network and communication hardware.

3COM CORP Designs, produces and markets a broad range of ISO 9000-compliant                 U.S.             2.0
global data networking solutions, such as routers, hubs, switches and adapters for Ethernet, Token Ring, FDDI and ATM networks.

AMERICAN INTERNATIONAL GROUP, INC. Underwrites commercial and industrial                    U.S.             1.9
insurance throughout the U.S. and abroad. The company writes property, casualty, marine, life and financial guarantee insurance. American operates in approximately 130 countries and also provides a variety of financial services.

SCHWEITZER-MAUDUIT INTERNATIONAL INC. Supplies fine papers to the tobacco                   U.S.             1.9
industry and is a diversified producer of premium specialty papers. The company conducts business in over 80 countries with operations in the U.S.,
France and Canada.

TRANSOCEAN OFFSHORE, INC. Provides contract drilling services of offshore oil               U.S.             1.9
and gas wells throughout the world. The company specializes in technically demanding segments of the offshore drilling market including deep-water, harsh environment and turnkey drilling.

GENERAL ELECTRIC CO. The Company has business interests in appliances,                      U.S.             1.7
broadcasting, communications and transportation. It also manufactures home appliances, light bulbs, satellites, jet engines, electricity distribution products, diagnostic imaging systems and diesel locomotives, and owns the
National Broadcasting Company.

UNITED OVERSEAS BANK LTD. Offers a full range of commercial banking and                  Singapore           1.6
financial services throughout Asia-Pacific, the People's Republic of China, the UK, Canada and the U.S.


(6) There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL
WORLDWIDE
GROWTH FUND

FINANCIAL
STATEMENTS

                        GT GLOBAL WORLDWIDE GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Worldwide Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Worldwide Growth Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (19.4%)
  Federated Department Stores, Inc.-/- ......................   US             82,000   $  2,798,250         1.6
    RETAILERS-APPAREL
  Telecom Corporation of New Zealand Ltd. - ADR{\/} .........   NZ             25,000      2,025,000         1.1
    TELEPHONE NETWORKS
  EMI Group PLC .............................................   UK             82,480      1,956,075         1.1
    LEISURE & TOURISM
  Rentokil Group PLC ........................................   UK            239,000      1,804,777         1.0
    CONSUMER SERVICES
  Koninklijke Ahold N.V. ....................................   NETH           26,647      1,667,367         0.9
    RETAILERS-FOOD
  Reuters Holdings PLC ......................................   UK            125,600      1,616,240         0.9
    BROADCASTING & PUBLISHING
  Carrefour Supermarche .....................................   FR              2,475      1,613,050         0.9
    RETAILERS-FOOD
  Adecco - Bearer-/- ........................................   SWTZ            6,410      1,609,686         0.9
    CONSUMER SERVICES
  Elsevier N.V. .............................................   NETH           92,651      1,567,444         0.9
    BROADCASTING & PUBLISHING
  Telecom Italia Mobile S.p.A. ..............................   ITLY          604,510      1,534,218         0.9
    WIRELESS COMMUNICATIONS
  Aoyama Trading Co., Ltd. ..................................   JPN            57,000      1,516,586         0.8
    RETAILERS-APPAREL
  DDI Corp. .................................................   JPN               220      1,455,771         0.8
    WIRELESS COMMUNICATIONS
  Burton Group PLC ..........................................   UK            542,000      1,447,808         0.8
    RETAILERS-APPAREL
  Telefonica de Espana-/- ...................................   SPN            56,700      1,317,436         0.7
    TELEPHONE NETWORKS
  EMAP PLC ..................................................   UK            100,800      1,271,219         0.7
    BROADCASTING & PUBLISHING
  Portugal Telecom S.A. - Registered ........................   PORT           43,660      1,245,014         0.7
    TELEPHONE NETWORKS
  Sol Melia S.A.-/- .........................................   SPN            33,256      1,191,742         0.7
    LEISURE & TOURISM
  Stet Societa' Finanziaria Telefonica S.p.A. ...............   ITLY          248,600      1,131,089         0.6
    TELEPHONE NETWORKS
  Comptoirs Modernes ........................................   FR              2,080      1,124,324         0.6
    RETAILERS-FOOD
  Compass Group PLC .........................................   UK             85,367        906,293         0.5
    RESTAURANTS
  Advanced Info. Service - Foreign ..........................   THAI           95,000        889,201         0.5
    WIRELESS COMMUNICATIONS
  Telecel - Comunicacaoes Pessoais, S.A.-/- .................   PORT           13,498        862,130         0.5
    WIRELESS COMMUNICATIONS
  Dixons Group PLC ..........................................   UK             92,100        856,341         0.5
    RETAILERS-APPAREL
  Granada Group PLC .........................................   UK             52,000        768,425         0.4
    LEISURE & TOURISM
  Cordiant PLC-/- ...........................................   UK            407,000        728,279         0.4
    BROADCASTING & PUBLISHING

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL WORLDWIDE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Seven-Eleven Japan Ltd. ...................................   JPN               500   $     29,285          --
    RETAILERS-OTHER
  Kobenhavns Lufthavne AS ...................................   DEN               139         14,166          --
    TRANSPORTATION - AIRLINES
                                                                                        ------------
                                                                                          34,947,216
                                                                                        ------------
Finance (16.2%)
  American International Group, Inc. ........................   US             32,200      3,485,650         1.9
    INSURANCE - MULTI-LINE
  United Overseas Bank Ltd. - Foreign .......................   SING          260,000      2,899,628         1.6
    BANKS-MONEY CENTER
  ITT Hartford Group, Inc. ..................................   US             35,700      2,409,750         1.3
    INSURANCE - MULTI-LINE
  Australia & New Zealand Banking Group Ltd. ................   AUSL          335,300      2,112,441         1.2
    BANKS-MONEY CENTER
  HSBC Holdings PLC .........................................   HK             89,600      1,917,352         1.1
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ..................   UK            246,550      1,882,899         1.0
    INSURANCE - MULTI-LINE
  Barclays PLC ..............................................   UK            103,600      1,777,521         1.0
    BANKS-MONEY CENTER
  AEGON N.V. ................................................   NETH           22,168      1,414,077         0.8
    INSURANCE-LIFE
  3I Group PLC ..............................................   UK            167,670      1,398,207         0.8
    INVESTMENT MANAGEMENT
  Nichiei Co., Ltd. .........................................   JPN            18,000      1,329,475         0.7
    OTHER FINANCIAL
  Banco Popular Espanol S.A. ................................   SPN             5,890      1,157,483         0.6
    BANKS-MONEY CENTER
  Storebrand "A"-/- .........................................   NOR           178,202      1,023,498         0.6
    INSURANCE - MULTI-LINE
  Mapfre Vida Seguros .......................................   SPN            13,227        917,409         0.5
    INSURANCE-LIFE
  Skandia Forsakrings AB ....................................   SWDN           30,929        876,214         0.5
    INSURANCE - MULTI-LINE
  Cheung Kong (Holdings) Ltd. ...............................   HK             84,000        746,703         0.4
    REAL ESTATE
  Henderson Land Development Co., Ltd. ......................   HK             72,000        726,144         0.4
    REAL ESTATE
  JACCS Co., Ltd. ...........................................   JPN            80,000        621,977         0.3
    CONSUMER FINANCE
  Thai Farmers Bank Public Co., Ltd. SEC{\/} ................   THAI          112,000        574,560         0.3
    BANKS-MONEY CENTER
  M & G Group PLC ...........................................   UK             28,670        542,472         0.3
    INVESTMENT MANAGEMENT
  Cardif S.A. ...............................................   FR              2,779        383,588         0.2
    INSURANCE - MULTI-LINE
  Land and House Co., Ltd. - Foreign ........................   THAI           50,000        364,650         0.2
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL WORLDWIDE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Korea Exchange Bank .......................................   KOR            39,650   $    360,027         0.2
    BANKS-MONEY CENTER
  Kookmin Bank-/- ...........................................   KOR            16,820        274,071         0.2
    BANKS-MONEY CENTER
  Phatra Thanakit Co., Ltd. - Foreign .......................   THAI           61,900        176,229         0.1
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                          29,372,025
                                                                                        ------------
Health Care (10.2%)
  Sola International, Inc.-/- ...............................   US            129,000      4,902,000         2.7
    MEDICAL TECHNOLOGY & SUPPLIES
  Novartis AG-/- ............................................   SWTZ            1,925      2,205,549         1.2
    PHARMACEUTICALS
  Bayer AG ..................................................   GER            51,310      2,095,103         1.2
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN            93,000      1,952,229         1.1
    PHARMACEUTICALS
  Schering AG ...............................................   GER            19,250      1,625,862         0.9
    PHARMACEUTICALS
  Taisho Pharmaceuticals ....................................   JPN            65,000      1,532,913         0.9
    PHARMACEUTICALS
  Sanofi S.A. ...............................................   FR             12,372      1,232,423         0.7
    PHARMACEUTICALS
  Astra AB "A" Free .........................................   SWDN           23,730      1,173,856         0.7
    PHARMACEUTICALS
  Siemens AG - New-/- .......................................   GER            22,020      1,038,004         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  M.L. Laboratories PLC-/- ..................................   UK            115,291        402,729         0.2
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          18,160,668
                                                                                        ------------
Consumer Non-Durables (7.7%)
  Sunbeam-Oster Co., Inc. ...................................   US            181,000      4,660,750         2.6
    HOUSEHOLD PRODUCTS
  Schweitzer-Mauduit International, Inc. ....................   US            110,000      3,478,750         1.9
    TOBACCO
  Amway Japan Ltd. ..........................................   JPN            64,400      2,069,523         1.2
    HOUSEHOLD PRODUCTS
  Gucci Group - NY Registered Shares{\/} ....................   ITLY           22,990      1,468,486         0.8
    TEXTILES & APPAREL
  Parmalat Finanziaria S.p.A. ...............................   ITLY          505,420        773,977         0.4
    FOOD
  Vendex International N.V. .................................   NETH           17,699        757,796         0.4
    OTHER CONSUMER GOODS
  Giordano International Ltd. ...............................   HK            864,000        737,316         0.4
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          13,946,598
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL WORLDWIDE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (7.6%)
  Eastman Kodak Co. .........................................   US             52,800   $  4,237,200         2.3
    MISC. MATERIALS & COMMODITIES
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           108,000      2,134,740         1.2
    PAPER/PACKAGING
  Fernz Corp., Ltd. .........................................   NZ            540,000      1,850,622         1.0
    CHEMICALS
  Western Mining Corporation Holdings Ltd. ..................   AUSL          265,000      1,669,540         0.9
    METALS - NON-FERROUS
  Pilkington PLC ............................................   UK            515,680      1,395,162         0.8
    BUILDING MATERIALS & COMPONENTS
  SGL Carbon AG .............................................   GER             9,080      1,145,332         0.6
    METALS - NON-FERROUS
  Fletcher Challenge Paper{/\} ..............................   NZ            512,000      1,045,396         0.6
    PAPER/PACKAGING
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           13,700        431,715         0.2
    CEMENT
                                                                                        ------------
                                                                                          13,909,707
                                                                                        ------------
Capital Goods (7.0%)
  Premier Farnell PLC .......................................   UK            154,758      1,990,124         1.1
    INDUSTRIAL COMPONENTS
  Smiths Industries PLC .....................................   UK            142,040      1,950,618         1.1
    AEROSPACE/DEFENSE
  General Electric PLC-/- ...................................   UK            286,730      1,880,438         1.0
    AEROSPACE/DEFENSE
  Canon, Inc. ...............................................   JPN            75,000      1,658,604         0.9
    OFFICE EQUIPMENT
  Lockheed Martin Corp. .....................................   US             17,200      1,573,800         0.9
    AEROSPACE/DEFENSE
  Boeing Co. ................................................   US             14,600      1,553,075         0.9
    AEROSPACE/DEFENSE
  Bic .......................................................   FR              9,909      1,488,263         0.8
    OFFICE EQUIPMENT
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN           18,683        578,650         0.3
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          12,673,572
                                                                                        ------------
Multi-Industry/Miscellaneous (6.5%)
  General Electric Co. ......................................   US             31,300      3,094,788         1.7
    CONGLOMERATE
  Citic Pacific Ltd. ........................................   HK            356,000      2,066,770         1.1
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK            196,000      1,539,566         0.9
    MULTI-INDUSTRY
  Kinnevik AB "B" Free ......................................   SWDN           46,850      1,292,869         0.7
    MULTI-INDUSTRY
  Parkway Holdings Ltd. .....................................   SING          264,000      1,038,033         0.6
    MULTI-INDUSTRY
  Straits Steamship Land Ltd. ...............................   SING          297,000        951,215         0.5
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        GT GLOBAL WORLDWIDE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Wrightson Ltd. ............................................   NZ          1,000,000   $    869,135         0.5
    MULTI-INDUSTRY
  Fletcher Challenge Ltd. ...................................   NZ            250,000        768,443         0.4
    MULTI-INDUSTRY
  United Industrial Corp. ...................................   SING          278,000        234,515         0.1
    CONGLOMERATE
                                                                                        ------------
                                                                                          11,855,334
                                                                                        ------------
Technology (5.6%)
  Intel Corporation .........................................   US             30,800      4,032,875         2.2
    SEMICONDUCTORS
  3Com Corp.-/- .............................................   US             48,300      3,544,013         2.0
    NETWORKING
  Group Axime-/- ............................................   FR              9,208      1,066,564         0.6
    COMPUTERS & PERIPHERALS
  Cap Gemini N.V. ...........................................   NETH           32,750        952,520         0.5
    COMPUTERS & PERIPHERALS
  Bowthorpe PLC .............................................   UK             76,000        588,219         0.3
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          10,184,191
                                                                                        ------------
Energy (5.5%)
  Transocean Offshore, Inc. .................................   US             53,800      3,369,225         1.9
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) - ADR-/- {\/} ........   BRZL          138,200      2,142,100         1.2
    GAS PRODUCTION & DISTRIBUTION
  United Utilities PLC ......................................   UK            125,700      1,336,639         0.7
    ENERGY SOURCES
  Elektrowatt AG-/- .........................................   SWTZ            2,927      1,165,987         0.7
    ELECTRICAL & GAS UTILITIES
  ABB Asea Brown Boveri Ltd. - Bearer .......................   SWTZ              913      1,136,132         0.6
    ENERGY EQUIPMENT & SERVICES
  Korea Electric Power Corp. ................................   KOR            26,000        759,169         0.4
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd.: ..............................................   KOR                --             --          --
    OIL
    New-/- ..................................................   --              1,789         32,956          --
    New 2-/- ................................................   --                144          2,653          --
                                                                                        ------------
                                                                                           9,944,861
                                                                                        ------------
Consumer Durables (4.4%)
  Futuris Corp., Ltd. .......................................   AUSL        1,248,100      1,705,515         0.9
    AUTO PARTS
  Bridgestone Corp. .........................................   JPN            85,000      1,615,411         0.9
    AUTO PARTS
  Volkswagen AG .............................................   GER             3,844      1,599,584         0.9
    AUTOMOBILES
  BBA Group PLC .............................................   UK            234,740      1,422,909         0.8
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        GT GLOBAL WORLDWIDE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  Sharp Corp. ...............................................   JPN            74,000   $  1,054,768         0.6
    CONSUMER ELECTRONICS
  Valeo S.A. ................................................   FR              8,400        518,919         0.3
    AUTO PARTS
                                                                                        ------------
                                                                                           7,917,106
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $135,759,279) ................                            162,911,278        90.1
                                                                                        ------------       -----

                                                                            NO. OF                       % OF NET
WARRANTS                                                       COUNTRY     WARRANTS                       ASSETS
-------------------------------------------------------------  --------   -----------                  -------------
  Straits Steamship Land Ltd. Warrants, expire
   12/12/00-/- ..............................................   SING           74,250         80,153         0.1
    CONGLOMERATE
  Thai Farmers Bank Ltd. Warrants, expire 9/15/02-/- ........   THAI            7,000          6,620          --
    BANKS-MONEY CENTER
                                                                                        ------------       -----

TOTAL WARRANTS (cost $48,726) ...............................                                 86,773         0.1
                                                                                        ------------       -----

                                                                                                         % OF NET
REPURCHASE AGREEMENT                                                                                      ASSETS
-------------------------------------------------------------                                          -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $20,080,000 U.S. Treasury Notes, 6.125%
   due 3/31/98 (market value of collateral is $20,504,050,
   including accrued interest). (cost $20,100,489) ..........                             20,100,489        11.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $155,908,494)  * ....................                            183,098,540       101.3
Other Assets and Liabilities ................................                             (2,278,697)       (1.3)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $180,819,843       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
       {/\}  Australian currency denominated.
          * For Federal income tax purposes, cost is $156,287,161 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  31,053,807
                 Unrealized depreciation:            (4,242,428)
                                                  -------------
                 Net unrealized appreciation:     $  26,811,379
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    SEC--Share Entitlement Certificate

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        GT GLOBAL WORLDWIDE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    3.0                                   3.0
Brazil (BRZL/BRL) ....................    1.2                                   1.2
France (FR/FRF) ......................    4.1                                   4.1
Germany (GER/DEM) ....................    4.2                                   4.2
Hong Kong (HK/HKD) ...................    4.3                                   4.3
Italy (ITLY/ITL) .....................    2.7                                   2.7
Japan (JPN/JPY) ......................    8.2                                   8.2
Korea (KOR/KRW) ......................    0.8                                   0.8
Mexico (MEX/MXN) .....................    1.2                                   1.2
Netherlands (NETH/NLG) ...............    3.5                                   3.5
New Zealand (NZ/NZD) .................    3.6                                   3.6
Norway (NOR/NOK) .....................    0.6                                   0.6
Portugal (PORT/PTE) ..................    1.2                                   1.2
Singapore (SING/SGD) .................    2.8         0.1                       2.9
Spain (SPN/ESP) ......................    2.5                                   2.5
Sweden (SWDN/SEK) ....................    2.2                                   2.2
Switzerland (SWTZ/CHF) ...............    3.4                                   3.4
Thailand (THAI/THB) ..................    1.3                                   1.3
United Kingdom (UK/GBP) ..............   15.4                                  15.4
United States & Other (US/USD) .......   23.9                        9.8       33.7
                                        ------      -----          -----      -----
Total  ...............................   90.1         0.1            9.8      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $180,819,843.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
French Francs...........................     3,869,685         5.09700  02/06/97   $    54,192
French Francs...........................     2,362,192         5.07000  02/19/97        44,120
Japanese Yen............................     2,707,607       111.74500  02/06/97        82,227
Japanese Yen............................     2,607,668       110.48000  02/12/97       107,756
Japanese Yen............................     2,779,774       110.38500  02/12/97       117,359
Swiss Francs............................     4,068,462         1.31200  03/19/97        47,392
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $18,848,434)..................    18,395,388                                 453,046
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 10.17%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $   453,046
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $135,808,005) (Note 1)........................  $162,998,051
  Repurchase agreement, at value and cost.................................................    20,100,489
  U.S. currency.................................................................  $    106
  Foreign currencies (cost $607,474)............................................   609,578       609,684
                                                                                  --------
  Receivable for securities sold..........................................................     3,643,988
  Receivable for open forward foreign currency contracts, net (Note 1)....................       453,046
  Receivable for Fund shares sold.........................................................       310,906
  Dividends and dividend withholding tax reclaims receivable..............................       270,020
  Miscellaneous receivable................................................................        16,481
  Cash held as collateral for securities loaned (Note 1)..................................    10,713,362
                                                                                            ------------
    Total assets..........................................................................   199,116,027
                                                                                            ------------
Liabilities:
  Payable for Fund shares repurchased.....................................................     5,331,764
  Payable for securities purchased........................................................     1,778,696
  Payable for investment management and administration fees (Note 2)......................       149,192
  Payable for printing and postage expenses...............................................       103,584
  Payable for service and distribution expenses (Note 2)..................................        81,488
  Payable for transfer agent fees (Note 2)................................................        68,179
  Payable for professional fees...........................................................        42,534
  Payable for registration and filing fees................................................        11,143
  Payable for Trustees' fees and expenses (Note 2)........................................         6,053
  Payable for fund accounting fees (Note 2)...............................................         3,553
  Payable for custodian fees (Note 1).....................................................           241
  Other accrued expenses..................................................................         6,395
  Collateral for securities loaned (Note 1)...............................................    10,713,362
                                                                                            ------------
    Total liabilities.....................................................................    18,296,184
                                                                                            ------------
Net assets................................................................................  $180,819,843
                                                                                            ------------
                                                                                            ------------
Class A:
Net asset value and redemption price per share ($125,555,861 DIVIDED BY 7,514,931 shares
 outstanding).............................................................................  $      16.71
                                                                                            ------------
                                                                                            ------------
Maximum offering price per share (100/95.25 of $16.71) *..................................  $      17.54
                                                                                            ------------
                                                                                            ------------
Class B:+
Net asset value and offering price per share ($52,809,064 DIVIDED BY 3,253,378 shares
 outstanding).............................................................................  $      16.23
                                                                                            ------------
                                                                                            ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($2,454,918
 DIVIDED BY 146,000 shares outstanding)...................................................  $      16.81
                                                                                            ------------
                                                                                            ------------
Net assets consist of:
  Paid in capital (Note 4)................................................................  $146,425,969
  Accumulated net realized gain on investments and foreign currency transactions..........     6,708,041
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.............................................................................       495,787
  Net unrealized appreciation of investments..............................................    27,190,046
                                                                                            ------------
Total -- representing net assets applicable to capital shares outstanding.................  $180,819,843
                                                                                            ------------
                                                                                            ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $328,211)...............................  $ 3,040,557
  Interest income............................................................................      552,838
  Other income...............................................................................        1,634
                                                                                               -----------
    Total investment income..................................................................    3,595,029
                                                                                               -----------
Expenses:
  Investment management and administration fees (Note 2).....................................    1,885,798
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $   477,375
    Class B.....................................................................      551,243    1,028,618
                                                                                  -----------
  Transfer agent fees (Note 2)...............................................................      532,176
  Custodian fees (Note 1)....................................................................      123,165
  Printing and postage expenses (Note 2).....................................................       82,142
  Audit fees.................................................................................       51,972
  Fund accounting fees.......................................................................       48,430
  Registration and filing fees...............................................................       40,265
  Trustees' fees and expenses (Note 2).......................................................       15,372
  Legal fees.................................................................................       11,712
  Other expenses.............................................................................       14,952
                                                                                               -----------
    Total expenses before reductions.........................................................    3,834,602
                                                                                               -----------
      Expense reductions (Notes 1 & 5).......................................................     (157,930)
                                                                                               -----------
    Total net expenses.......................................................................    3,676,672
                                                                                               -----------
Net investment loss..........................................................................      (81,643)
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................   18,255,475
  Net realized gain on foreign currency transactions............................    3,244,503
                                                                                  -----------
    Net realized gain during the year........................................................   21,499,978
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................      111,081
  Net change in unrealized appreciation of investments..........................   (1,481,639)
                                                                                  -----------
    Net unrealized depreciation during the year..............................................   (1,370,558)
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   20,129,420
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $20,047,777
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL WORLDWIDE GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                     YEAR ENDED          YEAR ENDED
                                                                                  DECEMBER 31, 1996   DECEMBER 31, 1995
                                                                                  -----------------   -----------------
Decrease in net assets
Operations:
  Net investment loss...........................................................    $     (81,643)      $    (458,117)
  Net realized gain on investments and foreign currency transactions............       21,499,978           9,995,501
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies........................................          111,081            (595,367)
  Net change in unrealized appreciation (depreciation) of investments...........       (1,481,639)         11,340,575
                                                                                  -----------------   -----------------
    Net increase in net assets resulting from operations........................       20,047,777          20,282,592
                                                                                  -----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.........................................      (13,087,564)         (3,836,040)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.........................................       (5,727,628)         (1,484,807)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.........................................         (175,598)            (44,576)
                                                                                  -----------------   -----------------
    Total distributions.........................................................      (18,990,790)         (5,365,423)
                                                                                  -----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..............................      290,210,249         134,626,823
  Decrease from capital shares repurchased......................................     (314,217,462)       (180,807,770)
                                                                                  -----------------   -----------------
    Net decrease from capital share transactions................................      (24,007,213)        (46,180,947)
                                                                                  -----------------   -----------------
Total decrease in net assets....................................................      (22,950,226)        (31,263,778)
Net assets:
  Beginning of year.............................................................      203,770,069         235,033,847
                                                                                  -----------------   -----------------
  End of year*..................................................................    $ 180,819,843       $ 203,770,069
                                                                                  -----------------   -----------------
                                                                                  -----------------   -----------------
  --------------
   *Includes undistributed net investment income of.............................    $           0       $           0
                                                                                  -----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                            1996 *      1995 *       1994       1993 *       1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.82   $   15.53   $   17.47   $   14.47   $   14.07
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.03        0.00        0.00        0.04        0.07
  Net realized and unrealized gain
   (loss) on investments................       1.79        1.74       (1.16)       3.92        0.39
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.82        1.74       (1.16)       3.96        0.46
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --          --
  From net realized gain on
   investments..........................      (1.93)      (0.45)      (0.78)      (0.96)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.93)      (0.45)      (0.78)      (0.96)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   16.71   $   16.82   $   15.53   $   17.47   $   14.47
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      10.92%      11.23%      (6.65)%      27.6%        3.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 125,556   $ 145,982   $ 182,467   $ 193,997   $ 141,310
Ratio of net investment income (loss) to
 average net assets.....................       0.14%      (0.06)%     (0.01)%       0.9%        0.5%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.72%       1.87%       1.81%        1.9%        2.1%
  Without expense reductions............       1.80%       1.93%       1.84%         --**        --**
Portfolio turnover rate++++.............         80%        113%         86%         92%         95%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0263         N/A         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commision rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  *  Calculated based upon average shares outstanding during the period.
 ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                      F12

                        GT GLOBAL WORLDWIDE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++                            ADVISOR CLASS+++
                                          -------------------------------------------------  ----------------------------
                                                                              APRIL 1, 1993      YEAR       JUNE 1, 1995
                                               YEAR ENDED DECEMBER 31,             TO            ENDED           TO
                                          ----------------------------------  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            1996 *      1995 *       1994        1993 *         1996 *         1995 *
                                          ----------  ----------  ----------  -------------  -------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.50   $   15.34   $   17.39     $   15.67      $   16.86      $   15.26
                                          ----------  ----------  ----------  -------------  -------------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.09)      (0.12)      (0.11)        (0.04)          0.09           0.03
  Net realized and unrealized gain
   (loss) on investments................       1.75        1.73       (1.16)         2.72           1.79           2.02
                                          ----------  ----------  ----------  -------------  -------------  -------------
    Net increase (decrease) from
     investment operations..............       1.66        1.61       (1.27)         2.68           1.88           2.05
                                          ----------  ----------  ----------  -------------  -------------  -------------
Distributions to shareholders:
  From net investment income............         --          --          --            --             --             --
  From net realized gain on
   investments..........................      (1.93)      (0.45)      (0.78)        (0.96)         (1.93)         (0.45)
                                          ----------  ----------  ----------  -------------  -------------  -------------
    Total distributions.................      (1.93)      (0.45)      (0.78)        (0.96)         (1.93)         (0.45)
                                          ----------  ----------  ----------  -------------  -------------  -------------
Net asset value, end of period..........  $   16.23   $   16.50   $   15.34     $   17.39      $   16.81      $   16.86
                                          ----------  ----------  ----------  -------------  -------------  -------------
                                          ----------  ----------  ----------  -------------  -------------  -------------

Total investment return (c).............      10.16%      10.52%      (7.32)%        17.3%(a)       11.31%        13.46%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  52,809   $  56,095   $  52,567     $  20,592      $   2,455      $   1,693
Ratio of net investment income (loss) to
 average net assets.....................      (0.51)%     (0.71)%     (0.66)%        (0.4)%(b)        0.49%        0.29%(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.37%       2.52%       2.46%          2.5%(b)        1.37%         1.52%(b)
  Without expense reductions............       2.45%       2.58%       2.49%           --* *        1.45%          1.58%(b)
Portfolio turnover rate++++.............         80%        113%         86%           92%            80%           113%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0263         N/A         N/A           N/A      $  0.0263            N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commision rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  *  Calculated based upon average shares outstanding during the period.
 ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                      F13

                        GT GLOBAL WORLDWIDE GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Worldwide Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates from management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if

                                      F14

                        GT GLOBAL WORLDWIDE GROWTH FUND

the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value of approximately $10,156,208 were on loan to brokers. The loans were secured by cash collateral of $10,713,362, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1996, the Fund received securities lending fees of $74,109 which were used to reduce custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

                                      F15

                        GT GLOBAL WORLDWIDE GROWTH FUND

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restrictions securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000.

2. RELATED PARTIES
Chancellor LGT Asset Management is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc., an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1996, GT Global retained $21,390 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $204 for the year ended December 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC's, in accordance with the Fund's current prospectus. During the year ended December 31, 1996, GT Global collected CDSC's in the amount of $260,826. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

                                      F16

                        GT GLOBAL WORLDWIDE GROWTH FUND

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.
The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $144,310,622 and $181,937,744, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                      YEAR ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 1996           DECEMBER 31, 1995
                                                              --------------------------  --------------------------
CLASS A                                                         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold.................................................   14,357,786  $ 250,471,583    6,947,488  $ 112,415,112
Shares issued in connection with reinvestment of
  distributions.............................................      670,053     11,082,654      198,449      3,306,220
                                                              -----------  -------------  -----------  -------------
                                                               15,027,839    261,554,237    7,145,937    115,721,332
Shares repurchased..........................................  (16,192,391)  (283,412,820) (10,218,028)  (163,317,151)
                                                              -----------  -------------  -----------  -------------
Net decrease................................................   (1,164,552) $ (21,858,583)  (3,072,091) $ (47,595,819)
                                                              -----------  -------------  -----------  -------------
                                                              -----------  -------------  -----------  -------------
                                                                      YEAR ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 1996           DECEMBER 31, 1995
                                                              --------------------------  --------------------------
CLASS B                                                         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold.................................................      854,412  $  14,531,361    1,002,715  $  15,948,611
Shares issued in connection with reinvestment of
  distributions.............................................      308,538      4,961,416       79,120      1,293,841
                                                              -----------  -------------  -----------  -------------
                                                                1,162,950     19,492,777    1,081,835     17,242,452
Shares repurchased..........................................   (1,309,880)   (22,330,821)  (1,107,459)   (17,390,637)
                                                              -----------  -------------  -----------  -------------
Net decrease................................................     (146,930) $  (2,838,044)     (25,624) $    (148,185)
                                                              -----------  -------------  -----------  -------------
                                                              -----------  -------------  -----------  -------------
                                                                                                 JUNE 1, 1995
                                                                                           (COMMENCEMENT OF SALE OF
                                                                      YEAR ENDED                   SHARES)
                                                                  DECEMBER 31, 1996          TO DECEMBER 31, 1995
                                                              --------------------------  --------------------------
ADVISOR CLASS                                                   SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold.................................................      521,049  $   8,987,637      103,579  $   1,618,463
Shares issued in connection with reinvestment of
  distributions.............................................       10,546        175,598        2,669         44,576
                                                              -----------  -------------  -----------  -------------
                                                                  531,595      9,163,235      106,248      1,663,039
Shares repurchased..........................................     (485,979)    (8,473,821)      (5,864)       (99,982)
                                                              -----------  -------------  -----------  -------------
Net increase................................................       45,616  $     689,414      100,384  $   1,563,057
                                                              -----------  -------------  -----------  -------------
                                                              -----------  -------------  -----------  -------------

                                      F17

                        GT GLOBAL WORLDWIDE GROWTH FUND

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $83,821 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.28 per share (representing an approximate total of $2,728,868). The total amount of taxes paid by the Fund to such countries was approximately $.05 per share (representing an approximate total of $467,527).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,732,920 as a capital gain dividend for the fiscal year ended December 31, 1996.

Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 54% of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended
December 31, 1996.

                                      F18

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL WORLDWIDE GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                 GT GLOBAL WORLDWIDE GROWTH FUND
          WORAR702M